Exhibit 99.1

                 Fortune Brands Reports Second Quarter
                               Results


    DEERFIELD, Ill.--(BUSINESS WIRE)--July 27, 2007--Fortune Brands, Inc. (NYSE: FO):

    --  Growth for Premium Spirits & Wine, New Products and
        Broad-Based Share Gains Boost Results Above High End of Target
        Range

    -- Results Benefit from Strong Global Growth for Jim Beam, Sauza, Maker's Mark, Master Lock, Titleist and Cobra

    --  Home Products Brands Outperform Market

    Fortune Brands, Inc. (NYSE: FO), a leading consumer brands company, today reported results for the second quarter of 2007. Broad-based market-share gains, strong international sales growth, newly introduced products and the timing of brand spending for spirits and wine helped the company achieve results above the high end of its EPS target range for the quarter. Strong profit growth in the company's Spirits & Wine and Golf businesses largely offset the impact of the downturn in the U.S. housing market on the company's Home products business.

    "Fortune Brands' unique breadth and balance once again tempered the impact of the downturn in the U.S. housing market," said Norm Wesley, chairman and chief executive officer of Fortune Brands. "Each of our businesses outperformed our expectations in the quarter and we continued to gain share in key consumer categories. Our second quarter results, though still down, were a significant improvement over the first quarter.

    "Reflecting rising consumer demand for premium brands including Jim Beam, Sauza, Maker's Mark, Teacher's and Clos du Bois, our year-to-date spirits-and-wine case volumes are up at a mid-single-digit rate," Wesley continued. "Operating income for spirits and wine benefited in the quarter from the timing of brand spending that will accelerate in the second half as we launch several new marketing programs. Newly introduced products from Titleist, Cobra and FootJoy drove second-quarter golf sales up double digits. Our strength in the replace-remodel segment and share gains for Moen, Therma-Tru, Master Lock and our cabinetry brands helped us outperform the home products market. We're pleased that in the challenging environment facing our home products - and also against challenging comparisons to last year's very strong results - we achieved results above the high end of our EPS target range for the quarter."

    For the second quarter of 2007:

    -- Net income was $232 million, or $1.48 per diluted share, versus $248 million ($1.63 per diluted share) in the year-ago quarter.



        -- Comparisons were impacted by a restructuring-related charge
           ($0.05 per share) in the current-year quarter and the absence of a net gain ($0.08 per share) from one-time items in the prior-year quarter.


    -- Excluding one-time items in both the current and prior-year periods, diluted EPS before charges/gains was $1.53, down 1% from $1.55 in the year-ago quarter.



        -- These results were above the top of the company's previously announced target range for diluted EPS before charges/gains to be off in the mid-single-digit-to-low-double-digit range.


    --  Net sales were $2.35 billion, up 4%.



        -- On a comparable basis - assuming the company had owned acquired brands in the year-ago quarter and excluding excise taxes - the company estimates total net sales for Fortune Brands would have been off approximately 2% in constant currency.


    --  Operating income was $428 million, down 1%.

    --  Return on equity before charges/gains was 17%.

    --  Return on invested capital before charges/gains was 9%.

    Outlook for Third Quarter and Full Year

    "Looking ahead to the balance of the year, we continue to expect that our second-half results will be better than the first half," Wesley said. "Reflecting the advantages of our breadth and balance, we'll continue to benefit from the global growth of our premium and super-premium spirits brands, our high-performance golf brands, sustained share gains in home products and our strength in the more stable replace-remodel segment of the home products market. Additionally, we'll face less challenging comparisons to last year's second half results.

    "For the third quarter, we're targeting diluted EPS before charges/gains to be in the range of up mid-single digits to down mid-single digits, and that takes into account our planned acceleration of brand spending in Spirits & Wine. With the first half behind us, we're in a position to fine-tune our target range for the full year. We're now targeting that Fortune Brands will deliver diluted EPS before charges/gains for 2007 in the flat-to-down-mid-single-digit range as strong full-year performance in Spirits & Wine and Golf help offset lower but improving full-year results in Home & Hardware," Wesley concluded.

    The company also reaffirmed its full-year target for free cash flow to be in the range of $500-600 million after dividends and capital expenditures.

    About Fortune Brands

    Fortune Brands, Inc. is a leading consumer brands company with annual sales exceeding $8 billion. Its operating companies have premier brands and leading market positions in spirits and wine, home and hardware products, and golf equipment. Beam Global Spirits & Wine, Inc. is the company's spirits and wine business. Major spirits and wine brands include Jim Beam and Maker's Mark bourbons, Sauza tequila, Canadian Club whisky, Courvoisier cognac, DeKuyper cordials, Starbucks(TM) liqueurs, Laphroaig single malt Scotch and Clos du Bois and Geyser Peak wines. Home and hardware brands include Moen faucets, Aristokraft, Omega, Diamond and Kitchen Craft cabinetry, Therma-Tru door systems, Simonton windows, Master Lock padlocks and Waterloo tool storage sold by units of Fortune Brands Home & Hardware LLC. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Fortune Brands, headquartered in Deerfield, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index, the MSCI World Index and the Ocean Tomo 300(TM) Patent Index.

    To receive company news releases by e-mail, please visit www.fortunebrands.com.

    Forward-Looking Statements

    This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof, and the company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date of this release. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: competitive market pressures (including pricing pressures); consolidation of trade customers; successful development of new products and processes; ability to secure and maintain rights to intellectual property; risks pertaining to strategic acquisitions and joint ventures, including the potential financial effects and performance of such acquisitions or joint ventures, and integration of acquisitions and the related confirmation or remediation of internal controls over financial reporting; changes related to the potential privatization of V&S Group; ability to attract and retain qualified personnel; general economic conditions, including the U.S. housing market; weather; risks associated with doing business outside the United States, including currency exchange rate risks; interest rate fluctuations; commodity and energy price volatility; costs of certain employee and retiree benefits and returns on pension assets; dependence on performance of distributors and other marketing arrangements; the impact of excise tax increases on distilled spirits and wines; changes in golf equipment regulatory standards and other regulatory developments; potential liabilities, costs and uncertainties of litigation; impairment in the carrying value of goodwill or other acquired intangibles; historical consolidated financial statements that may not be indicative of future conditions and results due to the recent portfolio realignment; any possible downgrades of the company's credit ratings; as well as other risks and uncertainties detailed from time to time in the company's Securities and Exchange Commission filings.

    Use of Non-GAAP Financial Information

    This press release includes diluted earnings per share before charges/gains, return on equity before charges/gains, return on invested capital before charges/gains, comparable net sales, and free cash flow, measures not derived in accordance with generally accepted accounting principles ("GAAP"). These measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these measures to the most closely comparable GAAP measures, and reasons for the company's use of these measures, are presented in the attached pages.



                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
               (In millions, except per share amounts)
                             (Unaudited)


                                        ------------------------------
                                         Three Months Ended June 30,
                                        ------------------------------
                                          2007      2006     % Change
                                        ------------------------------

                                        ------------------------------
 Net Sales                               $2,354.8  $2,257.1        4.3
                                        ------------------------------

       Cost of goods sold                 1,246.4   1,184.4        5.2

       Excise taxes on spirits and wine     121.1     103.6       16.9

       Advertising, selling, general
        and administrative expenses         536.5     524.8        2.2

       Amortization of intangibles           12.2       9.1       34.1

       Restructuring and restructuring-
        related items                        10.8       1.6          -


                                        ------------------------------
 Operating Income                           427.8     433.6      (1.3)
                                        ------------------------------

       Interest expense                      82.1      83.2      (1.3)

       Other (income) expense, net          (7.7)    (10.1)     (23.8)

 Income before income taxes
                                        ------------------------------
       and minority interests               353.4     360.5      (2.0)
                                        ------------------------------

       Income taxes                         115.5     108.6        6.4

       Minority interests                     5.9       4.1       43.9


                                        ------------------------------
 Net Income                                $232.0    $247.8      (6.4)
                                        ------------------------------

 Earnings Per Common Share
                                        ------------------------------
       Basic                                 1.52      1.68      (9.5)
       Diluted                               1.48      1.63      (9.2)
                                        ------------------------------


 Avg. Common Shares Outstanding
                                        ------------------------------
       Basic                                152.8     147.7        3.5
       Diluted                              156.4     151.6        3.2
                                        ------------------------------




                         FORTUNE BRANDS, INC.
                   CONSOLIDATED STATEMENT OF INCOME
               (In millions, except per share amounts)
                             (Unaudited)


                                        ------------------------------
                                          Six Months Ended June 30,
                                        ------------------------------
                                          2007      2006     % Change
                                        ------------------------------

                                        ------------------------------
 Net Sales                               $4,303.6  $4,273.9        0.7
                                        ------------------------------

       Cost of goods sold                 2,328.4   2,264.3        2.8

       Excise taxes on spirits and wine     219.6     224.4      (2.1)

       Advertising, selling, general
        and administrative expenses       1,023.0   1,013.4        0.9

       Amortization of intangibles           24.3      19.1       27.2

       Restructuring and restructuring-
        related items                        20.2      12.2          -


                                        ------------------------------
 Operating Income                           688.1     740.5      (7.1)
                                        ------------------------------

       Interest expense                     163.2     162.3        0.6

       Other (income) expense, net         (17.1)    (20.1)     (14.9)

 Income before income taxes
                                        ------------------------------
       and minority interests               542.0     598.3      (9.4)
                                        ------------------------------

       Income taxes                         177.8     168.3        5.6

       Minority interests                    12.0       8.8       36.4


                                        ------------------------------
 Net Income                                $352.2    $421.2     (16.4)
                                        ------------------------------

 Earnings Per Common Share
                                        ------------------------------
       Basic                                 2.31      2.86     (19.2)
       Diluted                               2.25      2.79     (19.4)
                                        ------------------------------

 Avg. Common Shares Outstanding
                                        ------------------------------
       Basic                                152.6     147.1        3.7
       Diluted                              156.3     151.0        3.5
                                        ------------------------------

 Actual Common Shares Outstanding
                                        ------------------------------
       Basic                                153.0     150.7        1.5
       Diluted                              156.7     154.2        1.6
                                        ------------------------------




                         FORTUNE BRANDS, INC.
               (In millions, except per share amounts)
                             (Unaudited)

 NET SALES AND OPERATING INCOME
---------------------------------------


                                        ------------------------------
                                         Three Months Ended June 30,
                                        ------------------------------
                                          2007      2006     % Change
                                        ------------------------------
 Net Sales
                                        ------------------------------
       Spirits and Wine                    $678.1    $637.8        6.3
       Home and Hardware                  1,202.1   1,193.8        0.7
       Golf                                 474.6     425.5       11.5
                                        ------------------------------
 Total                                   $2,354.8  $2,257.1        4.3
                                        ------------------------------

 Operating Income
                                        ------------------------------
       Spirits and Wine                    $186.3    $157.3       18.4
       Home and Hardware                    169.9     209.9     (19.1)
       Golf                                  88.6      82.1        7.9
       Corporate expenses                  (17.0)    (15.7)      (8.3)
                                        ------------------------------
 Total                                     $427.8    $433.6      (1.3)
                                        ------------------------------

 Operating Income Before Charges (a)
                                        ------------------------------
       Spirits and Wine                    $186.7    $158.5       17.8
       Home and Hardware                    180.3     210.3     (14.3)
       Golf                                  88.6      82.1        7.9
 Less:
       Corporate expenses                  (17.0)    (15.7)      (8.3)
       Restructuring and restructuring-
        related items                      (10.8)     (1.6)          -
                                        ------------------------------
 Operating Income                          $427.8    $433.6      (1.3)
                                        ------------------------------


                                        ------------------------------
                                          Six Months Ended June 30,
                                        ------------------------------
                                          2007      2006     % Change
                                        ------------------------------
 Net Sales
                                        ------------------------------
       Spirits and Wine                  $1,237.2  $1,249.7      (1.0)
       Home and Hardware                  2,224.7   2,226.2      (0.1)
       Golf                                 841.7     798.0        5.5
                                        ------------------------------
 Total                                   $4,303.6  $4,273.9        0.7
                                        ------------------------------

 Operating Income
                                        ------------------------------
       Spirits and Wine                    $321.2    $285.5       12.5
       Home and Hardware                    256.3     349.7     (26.7)
       Golf                                 142.2     140.5        1.2
       Corporate expenses                  (31.6)    (35.2)       10.2
                                        ------------------------------
 Total                                     $688.1    $740.5      (7.1)
                                        ------------------------------

 Operating Income Before Charges (a)
                                        ------------------------------
       Spirits and Wine                    $324.3    $288.5       12.4
       Home and Hardware                    273.4     358.9     (23.8)
       Golf                                 142.2     140.5        1.2
 Less:
       Corporate expenses                  (31.6)    (35.2)       10.2
       Restructuring and restructuring-
        related items                      (20.2)    (12.2)          -
                                        ------------------------------
 Operating Income                          $688.1    $740.5      (7.1)
                                        ------------------------------

(a) Operating Income Before Charges is Operating Income derived in accordance with GAAP excluding restructuring and restructuring-related items. Operating Income Before Charges is a measure not derived in accordance with GAAP. Management uses this measure to determine the returns generated by our operating segments and to evaluate and identify cost reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.




FREE CASH FLOW
---------------------------


                           ------------------------
                              Three Months Ended
                                   June 30,
                           ------------------------
                               2007        2006
                           ------------------------

                           ------------------------
 Free Cash Flow (b)              $196.3      $192.6
   Add:
   Net Capital Expenditures        50.6        29.0
   Dividends Paid                  59.7        53.0
                           ------------------------
 Cash Flow From Operations       $306.6      $274.6
                           ------------------------


                           -------------------------------------------
                               Six Months Ended
                                   June 30,          2007 Full Year
                           -------------------------------------------
                               2007        2006      Targeted Range
                           -------------------------------------------

                           -------------------------------------------
 Free Cash Flow (b)             $(81.6)       $18.4    $500 - 600
   Add:
   Net Capital Expenditures        94.3        87.5     225 - 250
   Dividends Paid                 119.3       105.8      250(i)
                           -------------------------------------------
 Cash Flow From Operations       $132.0      $211.7   $975 - 1,100
                           -------------------------------------------

(b) Free Cash Flow is Cash Flow from Operations less net capital expenditures and dividends paid to stockholders. Free Cash Flow is a measure not derived in accordance with GAAP. Management believes that Free Cash Flow provides investors with helpful supplemental information about the company's ability to fund internal growth, make acquisitions, repay debt and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

(i) Assumes current dividend rate and basic shares outstanding on June
 30, 2007.


    EPS BEFORE CHARGES/GAINS

    EPS Before Charges/Gains is Net Income calculated on a per-share basis excluding restructuring, restructuring-related and one-time items.

    For the second quarter of 2007, EPS Before Charges/Gains is Net Income calculated on a per-share basis excluding $10.8 million ($6.7 million after tax) of restructuring and restructuring-related items. For the six-month period ended June 30, 2007, EPS Before Charges/Gains excludes $20.2 million ($12.7 million after tax) of restructuring and restructuring-related items.

    For the second quarter of 2006, EPS Before Charges/Gains is Net Income calculated on a per share basis excluding $1.6 million ($1.1 million after tax) of restructuring and restructuring-related items, currency mark-to-market expense of $0.8 million (included in Other (income) expense, net) and $15.5 million of tax related credits associated with favorable resolution of routine state tax audits. For the six-month period ended June 30, 2006, EPS Before Charges/Gains excludes $12.2 million ($7.7 million after tax) of restructuring and restructuring-related items, currency mark-to-market expense of $2.8 million (included in Other (income) expense, net) and $38.4 million of tax-related credits principally associated with the favorable conclusion of the routine IRS review of our 2002-2003 tax returns and routine state tax audits.

    EPS Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.




                                        ------------------------------
                                         Three Months Ended June 30,
                                        ------------------------------
                                          2007      2006     % Change
                                        ------------------------------

                                        ------------------------------
Income Before Charges/Gains                $238.7    $234.2        1.9
                                        ------------------------------

Earnings Per Common Share - Basic
 Income Before Charges/Gains                 1.56      1.58      (1.3)
       Tax-related credits                      -      0.11          -
       Currency mark-to-market expense          -         -          -
        Restructuring and
         restructuring-related items       (0.04)    (0.01)          -

                                        ------------------------------
    Net Income                               1.52      1.68      (9.5)
                                        ------------------------------


                                        ------------------------------
                                          Six Months Ended June 30,
                                        ------------------------------
                                          2007      2006     % Change
                                        ------------------------------

                                        ------------------------------
Income Before Charges/Gains                $364.9    $393.3      (7.2)
                                        ------------------------------

Earnings Per Common Share - Basic
  Income Before Charges/Gains                2.39      2.67     (10.5)
        Tax-related credits                     -      0.26          -
        Currency mark-to-market expense         -    (0.02)          -
        Restructuring and
         restructuring-related items       (0.08)    (0.05)          -

                                        ------------------------------
    Net Income                               2.31      2.86     (19.2)
                                        ------------------------------





                                        ------------------------------
                                         Three Months Ended June 30,
                                        ------------------------------
                                          2007      2006     % Change
                                        ------------------------------
 Earnings Per Common Share - Diluted
                                        ------------------------------
   Income Before Charges/Gains               1.53      1.55      (1.3)
       Tax-related credits                      -      0.10          -
       Currency mark-to-market expense          -    (0.01)          -
       Restructuring and restructuring-
        related items                      (0.05)    (0.01)          -

                                        ------------------------------
   Net Income                                1.48      1.63      (9.2)
                                        ------------------------------


                                        ------------------------------
                                          Six Months Ended June 30,
                                        ------------------------------
                                          2007      2006     % Change
                                        ------------------------------
 Earnings Per Common Share - Diluted
                                        ------------------------------
   Income Before Charges/Gains               2.33      2.61     (10.7)
       Tax-related credits                      -      0.25          -
       Currency mark-to-market expense          -    (0.02)          -
       Restructuring and restructuring-
        related items                      (0.08)    (0.05)          -

                                        ------------------------------
   Net Income                                2.25      2.79     (19.4)
                                        ------------------------------


    RESTRUCTURING AND RESTRUCTURING-RELATED ITEMS

    The company recorded pre-tax restructuring and restructuring-related items of $10.8 million ($6.7 million after tax) in the three-month period ended June 30, 2007. The charges principally relate to cost reduction initiatives in the Home and Hardware segment and the distributor transition in Australia in the Spirits and Wine segment.

    The company recorded pre-tax restructuring and restructuring-related items of $20.2 million ($12.7 million after tax) in the six-month period ended June 30, 2007. The charges principally relate to cost reduction initiatives in the Home and Hardware segment and the distributor transition in Australia in the Spirits and Wine segment.




                        ----------------------------------------------
                               Three Months Ended June 30, 2007
                           (In millions, except per share amounts)
                        ----------------------------------------------
                                       Restructuring-Related
                                                Items
                                      ------------------------
                                      Cost of Sales  SG & A
                        Restructuring    Charges      Charges   Total
                        ----------------------------------------------
   Spirits and Wine              $0.4            $-         $-    $0.4
   Home and Hardware              6.6           3.5        0.3    10.4
                        ----------------------------------------------
      Total                      $7.0          $3.5       $0.3   $10.8
                        ----------------------------------------------

Income tax benefit                                                 4.1
                                                               -------
Net charge                                                        $6.7
                                                               -------
Charge per common share
   Basic                                                         $0.04
   Diluted                                                       $0.05
                                                               -------


                        ----------------------------------------------
                                Six Months Ended June 30, 2007
                           (In millions, except per share amounts)
                        ----------------------------------------------
                                       Restructuring-Related
                    Items
                                      ------------------------
                                      Cost of Sales  SG & A
                        Restructuring    Charges      Charges   Total
                        ----------------------------------------------
   Spirits and Wine              $3.1            $-         $-    $3.1
   Home and Hardware             10.4           6.3        0.4    17.1
                        ----------------------------------------------
      Total                     $13.5          $6.3       $0.4   $20.2
                        ----------------------------------------------

Income tax benefit                                                 7.5
                                                               -------
Net charge                                                       $12.7
                                                               -------
Charge per common share
   Basic                                                         $0.08
   Diluted                                                       $0.08
                                                               -------



    RECONCILIATION OF 2007 SALES TO GAAP

    For the second quarter, the company estimates Comparable Sales for Fortune Brands were off approximately 2%. On a GAAP basis, Fortune Brands Net Sales were up 4%.

    Comparable Sales is Net Sales in accordance with GAAP excluding changes in foreign currency exchange rates, spirits & wine excise taxes and net sales from divested entities. Comparable Sales also includes net sales from acquisitions for the comparable prior-year period.

    Comparable sales is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company, and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measure presented by other companies.

    RECONCILIATION OF 2007 EARNINGS GUIDANCE TO GAAP

    For the second quarter, the company targeted diluted EPS before charges/gains to be down in the range of mid-single-to-low-double digits. On a GAAP basis, the company targeted diluted EPS to be down at a double-digit rate.

    For the third quarter, the company is targeting diluted EPS before charges/gains to be in the range of up mid-single digits to down mid-single digits. On a GAAP basis, the company is targeting diluted EPS to be up at a double-digit rate.

    For the full year, the company is targeting diluted EPS before charges/gains to be in the range of flat-to-down-mid-single digits. On a GAAP basis, the company is targeting diluted EPS to be down in the range of low-single-to-high-single digits.

    EPS Before Charges/Gains is Net Income calculated on a per-share basis excluding restructuring, restructuring-related and one-time items.

    EPS Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.



                         FORTUNE BRANDS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEET
                            (In millions)
                             (Unaudited)


                                                   -------------------
                                                   June 30,  June 30,
                                                     2007      2006
                                                   -------------------

       Assets
           Current assets
                                                   -------------------
               Cash and cash equivalents              $150.8    $214.9
               Accounts receivable, net              1,316.2   1,379.8
               Inventories                           2,230.5   2,083.7
         Other current assets                          444.7     418.0
                                                   -------------------
           Total current assets                      4,142.2   4,096.4

       Property, plant and equipment, net            1,949.1   1,897.3
       Intangibles resulting from
         business acquisitions, net                  8,460.8   8,038.6
       Other assets                                    456.1     456.0
                                                   -------------------
           Total assets                            $15,008.2 $14,488.3
                                                   -------------------


 Liabilities and Stockholders' Equity
     Current liabilities
                                                   -------------------
         Short-term debt                              $780.1    $807.3
         Current portion of long-term debt             200.1     297.6
         Other current liabilities                   1,516.1   1,701.9
                                                   -------------------
           Total current liabilities                 2,496.3   2,806.8

     Long-term debt                                  4,861.5   5,487.2
     Other long-term liabilities                     1,971.3   1,494.1
     Minority interests                                557.4     359.4
                                                   -------------------
           Total liabilities                         9,886.5  10,147.5

     Stockholders' equity                            5,121.7   4,340.8
                                                   -------------------

     Total liabilities and stockholders' equity    $15,008.2 $14,488.3
                                                   -------------------





                         FORTUNE BRANDS, INC.
  Reconciliation of ROE based on Net Income Before Charges/Gains to
                     ROE based on GAAP Net Income
                            June 30, 2007
                         Amounts in millions
                             (Unaudited)

               Rolling twelve months
                 Net Income Before                  ROE based on Net
                Charges/Gains less                   Income Before
                Preferred Dividends     Equity        Charges/Gains
               ---------------------   --------   --------------------

Fortune Brands        $787.0         / $4,736.8 =        16.6%


               Rolling twelve months
                        GAAP
                 Net Income less                   ROE based on GAAP
                Preferred Dividends     Equity         Net Income
               ---------------------   --------   --------------------

Fortune Brands        $760.5         / $4,662.8 =        16.3%



    Return on Equity - or ROE - Before Charges/Gains is net income less preferred dividends derived in accordance with GAPP excluding and restructuring and non-recurring items divided by the twelve month average of GAAP common equity (total equity less preferred equity) excluding any restructuring and non-recurring items.




                         FORTUNE BRANDS, INC.
  Reconciliation of ROIC based on Net Income Before Charges/Gains to
                    ROIC based on GAAP Net Income
                            June 30, 2007
                         Amounts in millions
                             (Unaudited)



               Rolling twelve months                    ROIC based on
                 Net Income Before                        Net Income
                Charges/Gains plus       Invested          Before
                  Interest Expense         Capital       Charges/Gains
               ---------------------   --------------   --------------

Fortune Brands       $1,000.9        /   $10,792.2    =      9.3%


               Rolling twelve months
                        GAAP                            ROIC based on
                 Net Income plus         Invested         GAAP Net
                  Interest Expense         Capital          Income
               ---------------------   --------------   --------------

Fortune Brands        $974.4         /   $10,718.2    =           9.1%



    Return on Invested Capital - or ROIC - Before Charges/Gains is net income plus interest expense derived in accordance with GAAP excluding any restructuring and non-recurring items divided by the twelve month average of GAAP Invested Capital (net debt plus equity) excluding any restructuring and non-recurring items.

    ROE Before Charges/Gains and ROIC Before Charges/Gains are measures not derived in accordance with GAAP. Management uses these measures to determine the returns generated by the company and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. These measures may be inconsistent with similar measures presented by other companies.


    CONTACT: Fortune Brands, Inc.
             Media Relations:
             Clarkson Hine
             (847) 484-4415
             or
             Investor Relations:
             Tony Diaz
             (847) 484-4410